Non Recourse Obligations of Variable Interest Entity	12 Months Ended
Dec. 31, 2010
Non Recourse Obligations of Variable Interest Entity [Abstract]
Non-Recourse Obligations of Variable Interest Entity
NON-RECOURSE OBLIGATIONS OF VARIABLE INTEREST ENTITY
The non-recourse obligations of variable interest entity represent the outstanding debt, all of which is classified as current, of LVE, and is comprised of the following (in thousands):

December 31,
2010
Construction and term loan facility	$120,572
Tax-exempt variable rate bonds	100,000
Notes payable to members of variable interest entity	22,487
$243,059

Assets serving as collateral for these debt obligations had a carrying value of $244.5 million at December 31, 2010, respectively, and primarily consist of certain assets held for development and restricted investments. The consolidated statements of income and cash flows for the year ended December 31, 2010 includes $8.7 million of losses and $5.7 million of net operating cash outflows, respectively, related to this consolidated variable interest entity; however, none of the offsetting consolidated income or operating cash inflows are available to service this debt, which is non-recourse and non-guaranteed by Boyd.

Construction and Term Loan Facility
In December 2007, LVE entered into a construction and term loan facility with two commercial banks with a committed amount up to $143.5 million, of which $120.6 million was outstanding at December 31, 2010. Proceeds from the construction loan were used to finance the construction of the district energy system and central energy center. The loan is secured by the assets of LVE and does not contain financial covenants. Although the loan is presently in default, and classified as current, the original loan maturities were as follows: $4.2 million in 2011; $83.1 million in 2012 and the remainder in 2013.

The construction loan bears interest at a variable rate based on the London InterBank Offered Rate ("LIBOR"). LVE entered into an interest rate swap with scheduled increased in the notional amount designed to fix the LIBOR portion of the interest rate on this debt until its maturity in November 2013, which was hedged against the outstanding debt. However, due to the construction delays, the outstanding amount of debt did not increase as fast as the contractual increases in notional amount of the swap, which rendered a portion of the swap ineffective. The effective rate of the outstanding construction loan, including the impact of the effective portion of the swap, was approximately 7.3% during the year ended December 31, 2010.

Tax-exempt Variable Rate Bonds
In December 2007, LVE issued $100.0 million of tax-exempt variable rate bonds through the State of Nevada Department of Business and Industry, which mature in October 2035. Unused proceeds from the tax-exempt, variable rate bonds are required to be escrowed pending approved construction expenditures. Such unused funds are reported as restricted investments in our consolidated balance sheet.

The tax-exempt variable rate bonds bear interest at rates that are determined by a remarketing agent on a weekly basis. LVE entered into an interest rate swap with a total notional amount of $100.0 million that effectively fixes the underlying interest rate index on these bonds until November 2013. Investors in these bonds receive liquidity and credit support provided by a letter of credit from a commercial bank. This letter of credit expires in November 2013, but can be accelerated by the bank in the event of a default under the construction and term loan facility. The effective interest rate on these bonds, including the impact of the swap and cost of the related letter of credit, was approximately 6.3% during the year ended December 31, 2010.

Events of Default
The district energy system and central energy center are being financed by LVE with debt that is non-recourse to us. The outstanding balance of LVE's bank debt is approximately $220.6 million as of December 31, 2010, consisting of borrowing under the construction and term loan facility of $120.6 million and outstanding tax-exempt bonds of $100.0 million.  In September 2009, LVE reached an agreement with the banks that are financing the energy facilities to address defaults under the financing agreements. These LVE defaults were caused by construction delay and the termination of an energy services agreement by a hotel operator associated with the project. As a result of these defaults, the banks had previously stopped funding the project. The terms of the September 2009 agreement required the joint venture partners to guarantee the payment of future interest costs by LVE through, at the latest, December 2010. In addition, the joint venture partners each committed to provide approximately $8.9 million of additional capital as of September 2009 to cover costs related to the termination of the energy services agreement by a hotel operator and interest costs incurred since August 2008 when Echelon suspended construction. In turn, the banks waived all existing defaults under the financing agreements and were relieved of their commitment to provide additional funding.

As a result of the ongoing construction delay, the district energy system and central energy center was not completed by the end of 2010 as originally expected. Consequently, the full amount of LVE's debt became due and payable in December 2010. LVE intends to seek additional financing to complete the facility once construction of the resort resumes; however, as of December 31, 2010, LVE was in default under the financing agreements with the banks, and all its debt has been presented as currently due.